Restructuring	12 Months Ended
Apr. 30, 2014
Restructuring [Abstract]
Restructuring

NOTE 3	RESTRUCTURING

During 2010, we announced plans to restructure our coffee and fruit spreads operations as part of our ongoing efforts to enhance the long-term strength and profitability of our leading brands. Since then, we expanded our restructuring plan to include the Canadian pickle and condiments operations and the capacity expansion of our peanut butter business. Pickle and condiments production was transitioned to third-party manufacturers during 2012. The consolidation of coffee production in New Orleans, Louisiana, related to these restructuring initiatives is complete, and the majority of our retail and foodservice fruit spreads volume is being produced at our new facility in Orrville, Ohio. All of the impacted facilities have been closed, and nearly all of the anticipated 850 full-time positions have been reduced.

We expect to incur total restructuring costs of approximately $265.0 for the entire restructuring plan, of which $248.4 has been incurred through April 30, 2014. The majority of the remaining costs are anticipated to be recognized through 2015.

The following table summarizes the restructuring activity, including the liabilities recorded and the total amount expected to be incurred.

	Long-Lived Asset Charges	Employee Separation	Site Preparation and Equipment Relocation	Production Start-up	Other Costs	Total
Total expected restructuring charge	$102.8	$63.8	$45.4	$42.8	$10.2	$265.0

Balance at May 1, 2011	$—	$10.2	$—	$—	$—	$10.2
Charge to expense	34.2	20.4	13.0	10.6	2.9	81.1
Cash payments	—	(13.8)	(13.0)	(10.6)	(2.9)	(40.3)
Noncash utilization	(34.2)	(8.0)	—	—	—	(42.2)

Balance at April 30, 2012	$—	$8.8	$—	$—	$—	$8.8
Charge to expense	8.2	3.4	13.4	10.8	3.0	38.8
Cash payments	—	(4.5)	(13.4)	(10.8)	(3.0)	(31.7)
Noncash utilization	(8.2)	—	—	—	—	(8.2)

Balance at April 30, 2013	$—	$7.7	$—	$—	$—	$7.7
Charge to expense	2.7	2.6	7.2	7.2	1.1	20.8
Cash payments	—	(8.4)	(7.2)	(7.2)	(1.1)	(23.9)
Noncash utilization	(2.7)	(0.2)	—	—	—	(2.9)

Balance at April 30, 2014	$—	$1.7	$—	$—	$—	$1.7

Remaining expected restructuring charge	$0.2	$0.3	$5.2	$9.0	$1.9	$16.6

During the years ended April 30, 2014, 2013, and 2012, total restructuring charges of $20.8, $38.8, and $81.1, respectively, were reported in the Statements of Consolidated Income. Of the total restructuring charges, $5.1, $10.0, and $38.6 were reported in cost of products sold – restructuring and merger and integration in the years ended April 30, 2014, 2013, and 2012, respectively. The remaining charges were reported in other restructuring and merger and integration costs. The restructuring costs classified as cost of products sold – restructuring and merger and integration primarily include long-lived asset charges for accelerated depreciation related to property, plant, and equipment that had been used at the affected production facilities prior to closure.

Employee separation costs include severance, retention bonuses, and pension costs. Severance costs and retention bonuses are recognized over the estimated future service period of the affected employees. The obligation related to employee separation costs is included in current liabilities in the Consolidated Balance Sheets.

Other costs include professional fees, costs related to closing the facilities, and miscellaneous expenditures associated with the restructuring initiative and are expensed as incurred.